UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 24, 2017

HAWAIIAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31443	71-0879698
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3375 Koapaka Street, Suite G-350, Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 24, 2017, the Company announced the ratification of a 63-month contract amendment with its Pilots as represented by the Air Line Pilots Association (ALPA). The ratification is expected to result in a one-time cash payment of approximately $55 - $60 million in the first quarter related to a ratification bonus and other benefits that will result in a financial charge up to $30 million in the first quarter, which is in addition to the $34 million special charge recorded in the fourth quarter of 2016 relating to the anticipated agreement.

In the second half of the year, the Company will also make a one-time cash payment of $100 - $110 million to settle a portion of its outstanding other post-retirement plan obligation with its Pilots.

The ratification is also expected to result in an ongoing net increase to wages and benefits expense beginning on April 1, 2017, which for the remainder of 2017 is expected to be approximately $25 - $30 million.

None of the information furnished in this report shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the expected timing and amounts of certain payments and charges the Company is expecting to make or incur. These forward-looking statements are inherently subject to various risks and uncertainties, including changes to the underlying assumptions used to calculate the expected payments and charges based on further analysis and the risks, uncertainties and assumptions discussed from time to time in the Company’s other public filings and public announcements, including the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. The Company does not undertake to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated March 24, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2017

HAWAIIAN HOLDINGS, INC.

	By:	/s/ Shannon L. Okinaka
		Name:	Shannon L. Okinaka
		Title:	Executive Vice President, Chief Financial Officer and Treasurer
EXHIBIT INDEX

99.1	Press Release dated March 24, 2017